EXHIBIT INDEX

Company Press Release dated November 28, 2001, titled Stewart & Stevenson Services Reports Fiscal 2001 Third Quarter DILUTED EPS WAS $0.18 BEFORE NONRECURRING ADJUSTMENTS.


NEWS FROM:         [LOGO]               STEWART & STEVENSON
                                        CORPORATE HEADQUARTERS
                                        P.O. BOX 1637
                                        HOUSTON, TX  77251-1637

                                  Client:  Stewart & Stevenson Services, Inc.

                                 Contact:  John Doster, CFO
                                           David Stewart, Treasurer
                                           Stewart & Stevenson Services, Inc.
                                           713-868-7700

FOR IMMEDIATE RELEASE                      Ken Dennard / kdennard@easterly.com
                                           Lisa Elliott / lisae@easterly.com
                                           Easterly Investor Relations
                                           713-529-6600

                          STEWART & STEVENSON SERVICES
                        REPORTS FISCAL 2001 THIRD QUARTER
              DILUTED EPS WAS $0.18 BEFORE NONRECURRING ADJUSTMENTS


HOUSTON - NOVEMBER 28, 2001 - STEWART & STEVENSON SERVICES, INC. (NASDAQ:
SSSS), a leading manufacturer, distributor, and service provider of industrial and energy related equipment, oilfield and airline ground support equipment, and medium tactical vehicles for the U.S. Army, announced results for the fiscal third quarter ended October 27, 2001.

         Sales for the fiscal third quarter grew 15 percent to $329.7 million compared to sales of $286.2 million in the same period a year ago. Net earnings in the third quarter of fiscal 2001 were $11.7 million or $0.40 per diluted share versus $8.6 million or $0.30 per diluted share in last year's third quarter. Included in the fiscal third quarter 2001 pretax earnings were the effects of nonrecurring adjustments that included an $18.5 million resolution of a claim with the U.S. government and nonrecurring expenses of $8.4 million. The impact on net income and earnings per diluted share for these nonrecurring items combined was $6.6 million in net income and $0.23 per diluted share, respectively.

Excluding nonrecurring adjustments, net earnings for the third quarter totaled $5.1 million or $0.18 per diluted share, which is in accordance with previous guidance.

         Michael L. Grimes, President and Chief Executive Officer, stated "As previously disclosed, we experienced cancelled and delayed orders and higher than anticipated costs, resulting in reduced margin in a number of our segments during the third quarter. While this performance was disappointing, we have since taken actions to improve future operating results, including:
(1) the appointment of new business leaders in the Petroleum Equipment Segment and the Power Generation Division; (2) restructuring and rationalization of manufacturing facilities in Airline Products and the Power Generation portion of Power Products; and (3) acceleration of process re-engineering to improve cost and margin management."

SEGMENT DATA

         The Tactical Vehicle Systems segment, which manufactures tactical vehicles for the U.S. Army and others, recorded sales of $103.8 million in the fiscal third quarter compared to $69.0 million a year ago. Operating profit for the quarter totaled $33.2 million, compared with $10.0 million in the third quarter of fiscal 2000. Fiscal 2001 third quarter results included an $18.2 million settlement with the U.S. Army, net of $0.3 million in expenses related to the settlement process. Payment of the settlement is anticipated during the fiscal fourth quarter of 2001.

         The Power Products segment, which is responsible for marketing and aftermarket support of a wide range of industrial equipment, recorded fiscal third quarter sales of $163.9 million, as compared to sales of $158.7 million in the same period of fiscal 2000. The segment reported an operating loss of $1.5 million in the fiscal third quarter versus a $6.1 million operating profit in the comparable period of last year. The $7.6 million unfavorable variance included $3.4 million in nonrecurring expenses associated with a systems automation project and relocation of power generation manufacturing operations and a $2.6 million charge related to costing and inventory valuation issues.

         The Petroleum Equipment segment manufactures equipment for the oil and gas exploration, production, and well stimulation industries. Sales in this segment totaled $37.4 million for the fiscal third quarter, 42 percent higher than the $26.3 million reported in the same period last year. Operating results were adversely impacted by higher than forecasted costs for certain contracts completed during the quarter. As a result, the operating loss for the fiscal third quarter was $1.5 million versus a $1.5 million operating profit in the previous year. The order backlog at the end of the fiscal third quarter 2001 totaled $44.3 million, compared with $63.0 million at the end of the second fiscal quarter.

         The Airline Products segment, which manufactures airline ground support products and mobile railcar movers, recorded sales of $17.7 million in the fiscal third quarter, compared with $26.8 million in the same quarter last year. Sales were adversely impacted by the events of September 11 which resulted in cancellations of existing orders and delays in receiving new orders from the commercial airlines. Operating loss for the fiscal third quarter was $7.8 million versus a $0.5 million loss in the previous year. Included in the results for the current quarter were $4.0 million in non-recurring expenses related to restructuring and rationalization of facilities in Denver, Colorado; Houston, Texas; and the Atlanta, Georgia area.

         Other business activities not identified in a specific segment include predominantly gas compression equipment sales. Fiscal third quarter sales were $6.9 million, versus $5.4 million for the comparable period last year. Third quarter operating profit was $0.4 million compared to a $0.1 million operating profit in last year's third quarter.

         Operating activities consumed $7.9 million in cash during the fiscal third quarter of 2001 reflecting higher receivables associated with the settlement with the U.S. Army and timing of collection on certain major projects. The balance in cash and equivalents was $82.7 million at quarter-end and total debt was $65.7 million.

OUTLOOK

         There continues to be softness in the general economy and more specifically in some of the markets served by Stewart & Stevenson. While the government has taken dramatic steps to stimulate the economy, there remain a number of differing opinions on the exact time or strength of a recovery. In the near term, we expect our fiscal fourth quarter results to be similar to our third quarter results before nonrecurring items. Over a longer period, our business segments will be impacted by the war on terrorism, volatile oil markets, the timing of an economic rebound and the positive results of management actions.

CONFERENCE CALL

         Stewart & Stevenson Services has scheduled a conference call for Wednesday, November 28, 2001 at 11:00 a.m. Eastern time to review fiscal third quarter results. To listen to the call, dial (719) 457-2665 at least ten minutes before the conference call begins and ask for the Stewart & Stevenson Services conference call. A replay of the call will be available approximately two hours after the call ends and will be accessible until Wednesday, December 5, 2001. To access the replay, dial (719) 457-0820 and enter the pass code 581490.

         Investors, analysts and the general public will also have the opportunity to listen to the conference call over the Internet by visiting the Company's web site at http://www.ssss.com. To listen to the live call on the web, please visit the Stewart & Stevenson website at least fifteen minutes early to register, download and install any necessary audio software. For those who cannot listen to the live webcast, an archive will be available shortly after the call ends. For more information, please contact Karen Roan at Easterly Investor Relations at (713) 529-6600 or email KAREN@EASTERLY.COM.

                             Stewart & Stevenson Services, Inc., founded in 1902, is a billion-dollar company that manufactures, distributes, and provides service for
        [LOGO] a wide range of industrial products and diesel-powered equipment to key industries worldwide, including petroleum, power generation, defense, airline, marine and transportation. For more information on Stewart & Stevenson visit WWW.SSSS.COM.

This press release contains forward-looking statements that are based on management's current expectations, estimates, and projections. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Many factors, including those discussed more fully elsewhere in this release and in the Company's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. Specific important factors that could cause actual results, performance, or achievements to differ materially from such forward-looking statements include risk of competition, risks relating to technology, risks of general economic conditions, risks relating to personnel, risks of dependence on government, inherent risks of government contracts, risks of claims and litigation, risks as to global trade matters, risks as to cost controls, risks as to acquisitions, risks as to currency fluctuations, risks as to environmental and safety matters, and risks as to distributorships, all as more specifically outlined in the Company's latest annual report on Form 10-K. In addition, such forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international conditions including interest rates, inflation and currency exchange rates and other future factors. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

                              - tables to follow -

                      STEWART & STEVENSON SERVICES, INC.
                CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                    (In thousands, except per share data)

                                                         Nine Months Ended                      Three Months Ended
                                                -----------------------------------    -----------------------------------
                                                October 27, 2001   October 28, 2000    October 27, 2001   October 28, 2000
                                                -----------------  ----------------    -----------------  ----------------
                                                            (Unaudited)                            (Unaudited)
Sales                                                $ 1,061,572         $ 814,333            $ 329,662         $ 286,242
Cost of sales                                            914,853           677,185              289,445           236,297
                                                -----------------  ----------------    -----------------  ----------------

Gross profit                                             146,719           137,148               40,217            49,945

Recovery of costs incurred, net                          (39,000)                -              (18,200)                -
Selling and administrative expenses                      112,165            97,818               40,154            34,037
Interest expense                                           5,212             6,739                1,454             2,383
Interest and investment income                            (2,830)           (6,230)                (718)           (1,638)
Other (income) expense, net                                 (730)            1,051                 (444)            1,684
                                                -----------------  ----------------    -----------------  ----------------
                                                          74,817            99,378               22,246            36,466
                                                -----------------  ----------------    -----------------  ----------------

Earnings before income taxes                              71,902            37,770               17,971            13,479
Income tax expense                                        26,246            13,903                6,290             4,889
                                                -----------------  ----------------    -----------------  ----------------
Net earnings from continuing operations                   45,656            23,867               11,681             8,590
Loss on disposal of discontinued operations, net
     of tax of $372                                         (628)                -                    -                 -
                                                -----------------  ----------------    -----------------  ----------------
Net earnings                                            $ 45,028          $ 23,867             $ 11,681           $ 8,590
                                                =================  ================    =================  ================

Weighted average shares outstanding:
   Basic                                                  28,285            28,018               28,441            28,041
   Diluted                                                28,951            28,277               29,002            28,478

Earnings per share:
  Basic
     Continuing operations                                $ 1.61            $ 0.85               $ 0.41            $ 0.31
     Loss on disposal of discontinued operations           (0.02)                -                    -                 -
                                                -----------------  ----------------    -----------------  ----------------
     Net earnings per share                               $ 1.59            $ 0.85               $ 0.41 #          $ 0.31
                                                =================  ================    =================  ================

  Diluted
     Continuing operations                                $ 1.58            $ 0.84               $ 0.40            $ 0.30
     Loss on disposal of discontinued operations           (0.02)                -                    -                 -
                                                -----------------  ----------------    -----------------  ----------------
     Net earnings per share                               $ 1.56            $ 0.84               $ 0.40            $ 0.30
                                                =================  ================    =================  ================

Cash dividends per share                                  $0.255            $0.255               $0.085            $0.085

                      STEWART & STEVENSON SERVICES, INC.
                             SEGMENT INFORMATION
                                (In thousands)

                                                    Nine Months Ended                               Three Months Ended
                                        -----------------------------------------       ----------------------------------------
                                          October 27, 2001       October 28, 2000       October 27, 2001       October 28, 2000
                                        --------------------     -----------------      -----------------     -------------------
SALES
  Power Products                                $   548,652             $ 441,386              $ 163,881               $ 158,691
  Tactical Vehicle Systems                          321,036               203,346                103,771                  69,021
  Petroleum Equipment                               109,045                60,606                 37,439                  26,345
  Airline Products                                   64,651                83,409                 17,663                  26,824
  Other Business Activities                          18,188                25,586                  6,908                   5,361
                                        --------------------     -----------------      -----------------     -------------------
    Total                                       $ 1,061,572             $ 814,333              $ 329,662               $ 286,242
                                        ====================     =================      =================     ===================
OPERATING PROFIT (LOSS)
  Power Products                                $     9,069             $   8,820              $  (1,535)              $   6,104
  Tactical Vehicle Systems                           87,892                38,980                 33,186                  10,023
  Petroleum Equipment                                 2,103                 1,224                 (1,492)                  1,493
  Airline Products                                  (14,708)               (4,802)                (7,799)                   (465)
  Other Business Activities                             687                 2,446                    354                     113
                                        --------------------     -----------------      -----------------     -------------------
    Total                                            85,043                46,668                 22,714                  17,268

NON-OPERATING INCOME/(EXPENSE)
  Corporate expense, net                            (10,760)               (8,389)                (4,007)                 (3,044)
  Interest income                                     2,830                 6,230                    718                   1,638
  Interest expense                                   (5,211)               (6,739)                (1,454)                 (2,383)
                                        --------------------     -----------------      -----------------     -------------------

Earnings before income taxes                    $    71,902             $  37,770              $  17,971               $  13,479
                                        ====================     =================      =================     ===================

OPERATING PROFIT (LOSS) PERCENTAGE
  Power Products                                       1.7%                  2.0%                  -0.9%                    3.8%
  Tactical Vehicle Systems                             27.4                  19.2                   32.0                    14.5
  Petroleum Equipment                                   1.9                   2.0                   (4.0)                    5.7
  Airline Products                                    (22.7)                 (5.8)                 (44.2)                   (1.7)
  Other Business Activities                             3.8                   9.6                    5.1                     2.1
  Total                                                 8.0                   5.7                    6.9                     6.0

STEWART & STEVENSON SERVICES, INC.
ANALYSIS OF EARNINGS FROM CONTINUING OPERATIONS
Unaudited (in thousands, except per share data)

                                                                              Three Months Ended October 27, 2001
                                                                   Selling and    Recovery of      Total         Total
                                                                 Administrative      Costs        Before         After
                                                    Segment         Expenses       Incurred    Income Taxes   Income Taxes    EPS
                                                ----------------------------------------------------------------------------------
Pre-Tax Presentation
Net earnings from continuing operations
  as reported                                                                                       17,971         11,681    0.40

Less adjustments for non-recurring
  (income) expense items:
      Cost recovery from U.S. government        Tactical Vehicle                    (18,500)       (18,500)
         Less: costs associated with recovery                                           300            300
      Costs associated with restructuring and
        other nonrecurring and one time costs        Airline             3,976                       3,976
      Costs associated with a systems
        automation project                       Power Products          2,372                       2,372
      Costs associated with the relocation of
        the power generation business            Power Products          1,053                       1,053
      Costs associated with write off of
        certain ERP implementation costs            Corporate              654                         654
                                                                 -----------------------------------------------------------------
           Total non-recurring items                                     8,055      (18,200)       (10,145)        (6,571)  -0.23
                                                                 -----------------------------------------------------------------

Net earnings from continuing operations
  excluding non-recurring items                                                                      7,826          5,110    0.18
                                                                                            ======================================

      * Effective tax rate of 35% assumed for purposes of this presentation

                      STEWART & STEVENSON SERVICES, INC.
                          SELECTED OTHER INFORMATION

                                                                     ORDER BACKLOG
                               ------------------------------------------------------------------------------------------
                               January 31,  April 29,  July 29,  October 28,  January 31,  April 28, July 28, October 27,
($ Millions)                      2000        2000       2000       2000         2001        2001      2001      2001
                               ------------------------------------------------------------------------------------------

Tactical Vehicle Systems         $ 914.5    $ 839.5    $ 795.7     $ 742.8     $ 658.2     $ 596.3   $ 493.1   $ 404.7

Power Products                      77.6       89.9      116.7       119.2       137.8       177.2     146.1     133.6

Petroleum Equipment                 17.2       26.5       55.6        65.6        55.3        47.4      63.0      44.3

Airline Products                    23.5       18.6       17.2        19.5        16.2        17.2      17.1       8.4

Other Business Activities           24.0       14.7       10.1        16.5        11.3         7.1      10.6       5.3
                               ----------------------------------------------------------------------------------------

                                $1,056.8    $ 989.2    $ 995.3     $ 963.6     $ 878.8     $ 845.2   $ 729.9   $ 596.3
                               ========================================================================================

                                               Fiscal Year 2000                                  Fiscal Year 2001
                               ----------------------------------------------------------------------------------------------------
Unit Shipments                    1Q        2Q        3Q        4Q       Total      1Q        2Q        3Q        4Q      Total*
                               ----------------------------------------------------------------------------------------------------
 MTV                                 311       186       339       503     1,339       469       476       343       387     1,675

 LMTV                                 91        74         -        30       195        75        70       208       201       554

 Trailers                              -         -         -         -         -       163       210       198       121       692
                               ----------------------------------------------------------------------------------------------------
                                     402       260       339       533     1,534       707       756       749       709     2,921
                               ====================================================================================================

Estimated Sales (millions)                                                 $ 304     $ 108     $ 109     $ 104     $ 106     $ 427
                                                                       ============================================================


*Based on current US Army forecast and other data.
See cautionary statements above for important information regarding forward-looking statements.

                      STEWART & STEVENSON SERVICES, INC.
               CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                (In thousands)

                                                             ----------------------------------  ----------------------------------
                                                                      NINE MONTHS ENDED                   THREE MONTHS ENDED
                                                             ----------------------------------  ----------------------------------
                                                             OCTOBER 27, 2001  OCTOBER 28, 2000  OCTOBER 27, 2001  OCTOBER 28, 2000
                                                             ----------------  ----------------  ----------------  ----------------
Operating Activities
   Net earnings from continuing operations                           $ 45,028          $ 23,867          $ 11,681          $  8,590
   Adjustments to reconcile net earnings to net
     cash provided by (used in) operating activities:
       Depreciation and amortization                                   14,867            16,135             5,342             5,110
       Gain on sale of business assets                                      -            (5,649)                -                 -
       Change in operating assets and liabilities net of
         the effect of acquisition, divestiture and
         discontinued operations:
          Accounts and notes receivable, net                          (54,985)           86,284           (25,373)           49,338
          Recoverable costs and accrued profits not
           yet billed                                                  19,819           (12,756)             (538)           (8,020)
          Inventories, net                                            (26,280)          (21,511)          (12,153)          (37,469)
          Other current and noncurrent assets                          (1,113)            2,720            (1,767)           (3,826)
          Accounts payable                                              3,602           (28,839)           16,966             8,993
          Accrued payrolls and incentive                               (2,613)           (5,492)             (983)           (1,160)
          Billings in excess of costs                                  23,927            30,444             1,830            19,368
          Other current liabilities                                     6,895            (8,248)            1,478            (3,879)
          Accrued postretirement benefits & pension                    (1,098)              801            (2,839)              183
          Other long-term liabilities                                     789             6,364            (1,529)            7,399
                                                             ----------------  ----------------  ----------------  ----------------
   NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                 28,838            84,120            (7,885)           44,627
                                                             ----------------  ----------------  ----------------  ----------------

INVESTING ACTIVITIES
   Expenditures for property, plant and equipment                     (36,112)          (26,255)          (13,739)           (5,697)
   Proceeds from sale of business assets                                2,323            52,622                 -             8,000
   Disposal of property, plant and equipment, net                       3,165             2,212               954               (76)
                                                             ----------------  ----------------  ----------------  ----------------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                (30,624)           28,579           (12,785)            2,227
                                                             ----------------  ----------------  ----------------  ----------------

FINANCING ACTIVITIES
   Additions to long-term borrowings                                        -            20,417                 -               370
   Payments on long-term borrowings                                   (20,536)          (20,522)             (317)             (296)
   Change in short-term notes payable                                  (4,461)          (12,172)           (2,319)           (1,448)
   Dividends paid                                                      (7,193)           (7,138)           (2,417)           (2,377)
   Exercise of stock options                                            6,753                58               691                53
                                                             ----------------  ----------------  ----------------  ----------------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                (25,437)          (19,357)           (4,362)           (3,698)
                                                             ----------------  ----------------  ----------------  ----------------

Increase (Decrease) in cash and cash equivalents                      (27,223)           93,342           (25,032)           43,156
Cash and cash equivalents, beginning of period                        109,955            11,715           107,764            61,901
                                                             ----------------  ----------------  ----------------  ----------------
Cash and cash equivalents, end of period                             $ 82,732          $105,057          $ 82,732          $105,057
                                                             ================  ================  ================  ================

                     STEWART & STEVENSON SERVICES, INC.
         CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL POSITION
                               (In thousands)

                                                         OCTOBER 27, 2001            JANUARY 31, 2001
                                                         ----------------            ----------------
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                      $ 82,732                    $109,955
   Accounts and notes receivable, net                              224,886                     172,441
   Recoverable costs and accrued profits not yet billed              2,596                      22,415
   Inventories                                                     257,182                     231,716
   Excess of current cost over LIFO values                         (50,495)                    (51,309)
   Other current assets                                             16,817                      16,539
                                                         ------------------          ------------------
      TOTAL CURRENT ASSETS                                         533,718                     501,757
                                                         ------------------          ------------------

PROPERTY, PLANT AND EQUIPMENT, NET                                 122,058                     114,765
INVESTMENTS AND OTHER ASSETS                                        22,018                      22,340
                                                         ------------------          ------------------
                                                                  $677,794                    $638,862
                                                         ==================          ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Notes payable                                                  $  8,150                    $ 12,611
   Accounts payable                                                 70,039                      66,437
   Accrued payrolls and incentives                                  18,731                      21,395
   Current portion of long-term debt                                   437                      20,437
   Billings in excess of costs                                      54,565                      30,638
   Other current liabilities                                        40,013                      36,685
                                                         ------------------          ------------------
      TOTAL CURRENT LIABILITIES                                    191,935                     188,203

COMMITMENTS AND CONTINGENCIES

LONG-TERM DEBT                                                      57,123                      66,568
ACCRUED POSTRETIREMENT BENEFITS & PENSION                           17,781                      18,879
OTHER LONG-TERM LIABILITIES                                          8,407                       4,628
                                                         ------------------          ------------------
    TOTAL LIABILITIES                                              275,246                     278,278
                                                         ------------------          ------------------
SHAREHOLDERS' EQUITY
  Common Stock, without par value, 100,000,000 shares
   authorized; 28,444,281 and 28,067,566 shares issued at
   October 27, 2001 and January 31, 2001, respectively              52,688                      48,325
  Currency translation adjustment                                   (1,163)                       (929)
  Retained earnings                                                351,023                     313,188
                                                         ------------------          ------------------
      TOTAL SHAREHOLDERS' EQUITY                                   402,548                     360,584
                                                         ------------------          ------------------
                                                                  $677,794                    $638,862
                                                         ==================          ==================